THE GEORGE PUTNAM FUND OF BOSTON

            Prospectus Supplement dated January 8, 1996 to the
                 Class Y Prospectus dated December 1, 1995

On January 5, 1996, the Trustees approved a proposal to increase the fees payable to Putnam Investment Management, Inc. ("Putnam Management"), under the fund's Management Contract. The proposed increase is subject to shareholder approval and will be submitted to shareholders at a meeting scheduled to be held on July 11, 1996. If approved at that meeting, management fees would thereafter be paid at the annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any amount thereafter.

As a result of the proposed change, the section "Expenses summary" on page 2 of the prospectus is replaced with the following:

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing in the fund. The following table summarizes expenses attributable to class Y shares based on the fund's most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class Y shares of the fund over specified periods.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                           Total fund
                 Management     Other   operating
fees               expenses  expenses
                 ----------     -----    --------

                      0.58%     0.28%       0.86%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund incurs. The annual management fees and total fund operating expenses shown in the table have been restated to reflect the proposed increase in the management fees payable to Putnam Management. Actual management fees and total fund operating expenses for class Y shares were 0.38% and 0.66%, respectively.

                               (over, please)
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EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

    1    3              5            10
  year years          years         years

   $9   $27            $48          $106



The example does not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.








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